UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2006
ARCHSTONE-SMITH TRUST
(Exact name of registrant as specified in charter)

Maryland	1-16755	84-1592064

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of Incorporation)		No.)

9200 E. Panorama Circle, Suite 400, Englewood, Colorado	80112

(Address of Principal Executive Offices)	(Zip Code)
(Registrant’s Telephone Number, including Area Code): (303) 708-5959
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Articles of Restatement of the Declaration of Trust
Restated Bylaws
Articles of Restatement of the Declaration of Trust
Bylaws

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
     On May 31, 2006, Archstone-Smith Trust (“ASN”) filed with the Maryland Department of Assessment and Taxation Articles of Restatement of the Declaration of Trust of Archstone-Smith Trust. A copy of the Articles of Restatement are included as Exhibit 3.1 to this Report on Form 8-K and are incorporated herein by reference.
ITEM 8.01 OTHER EVENTS
     On May 31, 2006, Archstone-Smith Operating Trust (“ASOT”), a subsidiary of ASN and of which ASN is the sole trustee, filed with the Maryland Department of Assessment and Taxation Articles of Restatement of the Declaration of Trust of ASOT. A copy of the Articles of Restatement are included as Exhibit 4.1 to this Report on Form 8-K and are incorporated herein by reference.
     Additionally, the Bylaws as currently in effect of each of ASN and ASOT are being re-filed without amendment as Exhibits 3.2 and 4.2 to this Report on Form 8-K.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (a) Financial Statements of Businesses Acquired.
     Not applicable.
     (b) Pro Forma Financial Information.
     Not applicable.
     (c) Exhibits.

Exhibit 3.1	Articles of Restatement of the Declaration of Trust of Archstone-Smith Trust, filed May 31, 2006 with the Maryland Department of Assessment and Taxation.

Exhibit 3.2	Restated Bylaws of Archstone-Smith Trust.

Exhibit 4.1	Articles of Restatement of the Declaration of Trust of Archstone-Smith Operating Trust, filed May 31, 2006 with the Maryland Department of Assessment and Taxation.

Exhibit 4.2	Bylaws of Archstone-Smith Operating Trust.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Trust has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

ARCHSTONE-SMITH TRUST
	By:	/s/ Thomas S. Reif
Dated: June 2, 2006		Name:	Thomas S. Reif
Title: Group Vice President and Assistant General Counsel

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 3.1	Articles of Restatement of the Declaration of Trust of Archstone-Smith Trust, filed May 31, 2006 with the Maryland Department of Assessment and Taxation.

Exhibit 3.2	Restated Bylaws of Archstone-Smith Trust.

Exhibit 4.1	Articles of Restatement of the Declaration of Trust of Archstone-Smith Operating Trust, filed May 31, 2006 with the Maryland Department of Assessment and Taxation.

Exhibit 4.2	Bylaws of Archstone-Smith Operating Trust.